BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY

Brighthouse Variable Annuity Account B

Brighthouse Prime Options

Supplement dated September 20, 2024 to the prospectus dated April 29, 2024

On September 9, 2024, Brighthouse Life Insurance Company of NY (“we,” “us,” or “our”) filed a supplement to the prospectus dated April 29, 2024 for the Brighthouse Prime Options variable annuity contract (the “Contract”). The supplement noted that effective September 23, 2024, certain changes were to be made to the Rollup Rate Period End Date, Withdrawal Rates and Lifetime Guarantee Rates (together the “Rollup and Rate Changes”) available under the FlexChoice Access Level variation of the Guaranteed Lifetime Withdrawal Benefit rider offered under the Contract.

The Rollup and Rate Changes will not be made. The Rollup and Rate Changes available under the Contract will be those in the April 29, 2024 prospectus.

THIS SUPPLEMENT SUPERSEDES THE SEPTEMBER 9, 2024 SUPPLEMENT AND SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE